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                     Supplement To CrossComm Corporation's
                            1994 Stock Option Plan


      On March 9, 1995, the Board of Directors of CrossComm Corporation (the "Company") adopted a resolution providing for the following:

      In the event of a "Change in Control" of the Company (as defined on EXHIBIT A attached hereto), if an option holder's employment with the Company is terminated by the Company other than for "Cause" (as defined on EXHIBIT A), death or disability or by the option holder for "Good Reason" (as defined on EXHIBIT A) within two years after such a Change in Control, then in such event all options to purchase shares of capital stock of the Company, issued and outstanding as of the date of such termination and then held by such terminated option holder pursuant to the 1994 Stock Option Plan shall immediately vest and become fully exercisable in accordance with their terms.






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                                    Exhibit A
                                    ---------


      A "CHANGE IN CONTROL" shall occur or be deemed to have occurred only if any of the following events occur: (i) any "person," as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the Exchange Act") (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportion as their ownership of stock of the Company) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities; (ii) individuals who, as of the date hereof, constitute the Board (as of the date hereof, the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A under the Exchange Act) shall be, for purposes of this Agreement, considered as though such person were a member of the Incumbent Board; or (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 80% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no "person" (as hereinabove defined) acquires more than 50% of the combined voting power of the Company's then outstanding securities; or (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

      Termination by the Company of employment for "CAUSE" shall mean termination (A) upon the willful and continued failure to substantially perform his duties with the Company (other than any such failure resulting from incapacity due to physical or mental



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illness or any such actual or anticipated failure after the issuance of a Notice of Termination (as defined below) by the option holder for Good Reason (as defined below), provided that a written demand for substantial performance has been delivered to the option holder by the Company specifically identifying the manner in which the Company believes that the option holder has not substantially performed his duties and he has not cured such failure within 30 days after such demand, (B) if the option holder shall have violated any provision of any confidentiality, invention and non-disclosure, non-competition or similar agreement entered into by him in connection with his employment by the Company or (C) if the option holder shall have been found guilty of any act or acts of dishonesty constituting a felony. For purposes of this subsection, no act or failure to act on the option holder's part shall be deemed "willful" unless done or omitted to be done by him not in good faith and without reasonable belief that his action or omission was in the best interest of the Company.

      "GOOD REASON" shall mean, without the option holder's written consent, the occurrence after a Change in Control of the Company of any of the following circumstances unless, in the case of paragraph (A), such circumstances are fully corrected prior to the date of termination of employment specified in the Notice of Termination (as defined below) given in respect thereof:

                  (A) any significant diminution in the option holder's position or responsibilities as in effect immediately prior to a Change in Control;

                  (B) any reduction in the option holder's annual base salary as in effect on the date hereof or as the same may be increased from time to time (excluding any salary reductions implemented prior to the date of the adoption of these resolutions by the Board of Directors); or

                  (C) any requirement by the Company or of any person in control of the Company that the location at which the option holder performs his principal duties for the Company be changed to a new location outside a radius of 50 miles from his principal residence at the time of the Change in Control.






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                      Amendment to CrossComm Corporation's
                       1994 Stock Option Plan, as amended

     On December 10, 1996, the Board of Directors of CrossComm Corporation (the "Company") adopted resolutions providing for the following:


"That, Section 2(b) of the 1994 Plan be, and hereby is, amended and restated in its entirety to read as follows:

1. 'ADMINISTRATION. The Plan will be administered by the Board of Directors of the Company, whose construction and interpretation of the terms and provisions of the Plan shall be final and conclusive. The Board of Directors may in its sole discretion grant options to purchase shares of the Company's Common Stock ("Common Stock") and issue shares upon exercise of such options as provided in the Plan. The Board shall have authority, subject to the express provisions of the Plan, to construe the respective option agreements and the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the respective option agreements, which need not be identical, and to make all other determinations which are in the judgment of the Board of Directors, necessary or desirable for the administration of the Plan. The Board of Directors may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any option agreement in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. No director or person acting pursuant to authority delegated by the Board of Directors shall be liable for any action or determination under the Plan made in good faith. The Board of Directors may, to the full extent permitted by or consistent with applicable laws or regulations (including, without limitation, applicable state law, Section 162(m) of the Code or any regulations thereunder, or any successor section of the Code or regulations thereunder ("Section 162(m)"), and Rule 16b-3 promulgated under the Securities Exchange Act of 1934 (the "Exchange Act"), or any successor rule ("Rule 16b-3")), delegate any or all of its powers under the Plan to a committee (the "Committee") appointed by the Board of Directors, and if the Committee is so appointed all references to the Board of Directors in the Plan shall mean and relate to such Committee. The Committee shall be composed solely of at least two individuals who are Non-Employee Directors, as such term is defined in Rule 16b-3 under the Exchange Act, and Outside Directors, as such term is defined in Section 162(m) of the Code. A majority of



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the members of the Committee shall constitute a quorum, and all determinations of the Committee shall be made by a majority of its members.'


2. That, Section 3(b) of the 1994 Plan be, and hereby is, deleted in its entirety.


3. That Section 6(b)(i) of the 1994 Plan be, and hereby is, amended and restated in its entirety as follows:

'by delivery to the Company of shares of Common Stock of the Company already owned by the optionee for at least six months having a fair market value equal in amount to the exercise price of the options being exercised.'


4. That, Section 9 of the 1994 Plan be, and hereby is, amended and restated in its entirety to read as follows:

"Except as otherwise provided in the option agreement evidencing such option grant, no option may be transferred other than by will or by the laws of descent and distribution, and during the life of the optionee, shall be exercisable only by the optionee; provided, however, that Non-Statutory Options may be transferred pursuant to a qualified domestic relations order (as defined in Rule 16b-3).'

5. That the transactions arising out of the surrender by any optionee under any outstanding option of shares of the Company to exercise an option or to satisfy withholding obligations pursuant to the terms of any outstanding option agreement be and hereby are approved."